Exhibit 99.1
                                                                    ------------

Name and Address of Reporting Person:            NBC Universal, Inc.
                                                 30 Rockefeller Plaza
                                                 New York, NY  10012

Issuer Name and Ticker or Trading Symbol:        ValueVision Media, Inc. (VVTV)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                 4/7/2004


Explanation of Reponses:
------------------------

(1)   Directly owned by NBC Universal, Inc. ("NBC").

(2) Directly owned by GE Capital Equity Investments, Inc. ("GECEI"). Indirectly owned by General Electric Capital Corporation ("GE Capital") because, among other things, GECEI is a wholly-owned subsidiary of GE Capital. Also indirectly owned by NBC because of an agreement between GECEI and NBC regarding allocation of investment proceeds. GECEI, GE Capital and NBC disclaim beneficial ownership of such securities except to the extent of their respective pecuniary interest. See Exhibit 99.1, incorporated by reference herein.

(3) Partial exercise of the Distributor Warrant in a cashless manner with Issuer.

(4) Vests in three tranches: 4/22/99 - 200,000 shares; 4/22/00 - an additional 125,000 shares; and 11/16/00 - an additional 1,125,000 shares. Expiration date as to: first tranche - 4/22/04; second tranche - 4/22/05; and third tranche - 11/16/05.

(5)   Not applicable.

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                             National Broadcasting Company
                                                 Holding, Inc.

Address of Joint Filer:                          30 Rockefeller Plaza
                                                 New York, NY  10012

Relationship of Joint Filer to Issuer:           Other (1)

Issuer Name and Ticker or Trading Symbol:        ValueVision Media, Inc. (VVTV)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                 4/7/2004

Designated Filer:                                NBC Universal, Inc.

SIGNATURE:

NATIONAL BROADCASTING COMPANY HOLDING, INC.


By:  /s/ Elizabeth A. Newell
    -----------------------------------
    Name:   Elizabeth A. Newell
    Title:  Assistant Secretary

August 30, 2004
---------------
Date

(1) GE Capital Equity Investments, Inc. is a subsidiary of General Electric Capital Corporation, which is a subsidiary of General Electric Capital Services, Inc., which is a subsidiary of General Electric Company. NBC Universal, Inc. is a subsidiary of National Broadcasting Company Holding, Inc., which is a subsidiary of General Electric Company. National Broadcasting Company Holding, Inc. disclaims beneficial ownership of all equity securities of the Issuer, and the filing of this Form shall not be deemed an admission that National Broadcasting Company Holding, Inc. is the beneficial owner of any equity securities of the Issuer for the purpose of Section 16 or any other purpose.

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                         GE Capital Equity Investments, Inc.

Address of Joint Filer:                      120 Long Ridge Road
                                             Stamford, Connecticut 06927

Relationship of Joint Filer to Issuer:       10% Owner

Issuer Name and Ticker or Trading Symbol:    ValueVision Media, Inc. (VVTV)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):             4/7/2004

Designated Filer:                            NBC Universal, Inc.

SIGNATURE:

GE CAPITAL EQUITY INVESTMENTS, INC.


By:  /s/ Ronald J. Herman, Jr.
    ---------------------------------
    Name:   Ronald J. Herman, Jr.
    Title:  President

August 30, 2004
----------------
Date

GE Capital Equity Investments, Inc. is a subsidiary of General Electric Capital Corporation, which is a subsidiary of General Electric Capital Services, Inc., which is a subsidiary of General Electric Company. NBC Universal, Inc. is a subsidiary of National Broadcasting Company Holding, Inc., which is a subsidiary of General Electric Company. GE Capital Equity Investments, Inc. disclaims beneficial ownership of all securities reported on this Form except to the extent of its pecuniary interest.

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                        General Electric Capital Corporation

Address of Joint Filer:                     260 Long Ridge Road
                                            Stamford, Connecticut 06927

Relationship of Joint Filer to Issuer:      10% Owner

Issuer Name and Ticker or Trading Symbol:   ValueVision Media, Inc. (VVTV)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):            4/7/2004

Designated Filer:                           NBC Universal, Inc.

SIGNATURE:

GENERAL ELECTRIC CAPITAL CORPORATION


By:   /s/ Ronald J. Herman, Jr.
   ----------------------------------
    Name:   Ronald J. Herman, Jr.
    Title:  Attorney-in-fact

August 30, 2004
---------------
Date

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                             General Electric Capital
                                                 Services, Inc.

Address of Joint Filer:                          260 Long Ridge Road
                                                 Stamford, Connecticut 06927

Relationship of Joint Filer to Issuer:           Other (1)

Issuer Name and Ticker or Trading Symbol:        ValueVision Media, Inc. (VVTV)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                 4/7/2004

Designated Filer:                                NBC Universal, Inc.

SIGNATURE:

GENERAL ELECTRIC CAPITAL SERVICES, INC.


By:  /s/ Ronald J. Herman, Jr.
    -----------------------------------
    Name:  Ronald J. Herman, Jr.
    Title: Attorney-in-fact

August 30, 2004
---------------
Date

(1) GE Capital Equity Investments, Inc. is a subsidiary of General Electric Capital Corporation, which is a subsidiary of General Electric Capital Services, Inc., which is a subsidiary of General Electric Company. NBC Universal, Inc. is a subsidiary of National Broadcasting Company Holding, Inc., which is a subsidiary of General Electric Company. General Electric Capital Services, Inc. disclaims beneficial ownership of all equity securities of the Issuer, and the filing of this Form shall not be deemed an admission that General Electric Capital Services, Inc. is the beneficial owner of any equity securities of the Issuer for the purpose of Section 16 or any other purpose.

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                             General Electric Company

Address of Joint Filer:                          3135 Easton Turnpike
                                                 Fairfield, Connecticut 06431

Relationship of Joint Filer to Issuer:           Other (1)

Issuer Name and Ticker or Trading Symbol:        ValueVision Media, Inc. (VVTV)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                 4/7/2004

Designated Filer:                                NBC Universal, Inc.

SIGNATURE:

GENERAL ELECTRIC COMPANY


By:  /s/ Ronald J. Herman, Jr.
    -----------------------------
    Name:  Ronald J. Herman, Jr.
    Title: Attorney-in-fact

August 30, 2004
---------------
Date

(1) GE Capital Equity Investments, Inc. is a subsidiary of General Electric Capital Corporation, which is a subsidiary of General Electric Capital Services, Inc., which is a subsidiary of General Electric Company. NBC Universal, Inc. is a subsidiary of National Broadcasting Company Holding, Inc., which is a subsidiary of General Electric Company. General Electric Company disclaims beneficial ownership of all equity securities of the Issuer, and the filing of this Form shall not be deemed an admission that General Electric Company is the beneficial owner of any equity securities of the Issuer for the purpose of
Section 16 or any other purpose.